United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________
FORM 8-K /A
 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 28, 2014

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 2, 2014, Urstadt Biddle Properties Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Report ") reporting the acquisition of certain properties during the period November 1, 2013 through August 28, 2014.  The Company is filing this Current Report on Form 8-K/A to amend the Initial Report to provide, in accordance with Rule 3-14 and Article 11 of Regulation S-X, certain financial statement information relating to a majority of the properties acquired and pro forma financial information of the Company.

ITEM 8.01 - OTHER ITEMS

During the period November 1, 2013 through August 28, 2014, the Company acquired in separate transactions five properties consisting of approximately 238,000 square feet of gross leasable area ("GLA") and equity investments in two more properties totaling 200,000 square feet of GLA, together (the "Acquisitions") for an aggregate investment of approximately $93.0 million.
In December 2013, the Company, through a wholly-owned subsidiary, acquired a grocery anchored shopping center containing 63,000 square feet. The property is located in Boonton, New Jersey (Morris County) (the "Boonton Property") and was purchased for $18.35 million from Acadia Realty Trust ("Boonton Property Seller").  There is no relationship between any Director or Officer of the Company and the Boonton Property Seller.  At the closing of the transaction the Company assumed an existing mortgage on the property valued at approximately $7.8 million. The mortgage has a fixed interest rate of 4.2% and matures in September 2022.  The Company's cash investment of approximately $10.5 million was funded with borrowings on its Unsecured Revolving Credit Facility (the "Facility").
In addition, on August 28, 2014, the Company, through a wholly-owned subsidiary, acquired two retail properties totaling 88,000 square feet located in Greenwich, Connecticut, (Fairfield County) (the "Greenwich Properties") for $47.4 million from several entities controlled by a local Greenwich property owner ("Greenwich Property Sellers").  There is no relationship between any Director or Officer of the Company and the Greenwich Property Sellers.  The Greenwich Properties were purchased free and clear of any mortgages.  The Company's cash investment was funded with available cash, borrowings under its Facility and a $25 million unsecured term loan.  The Company plans on placing a secured mortgage on the property in the amount of $24.5 million sometime in September of 2014. The proceeds of that borrowing will be used to repay the unsecured term loan.  The new mortgage will be for a term of ten years and will require payments of principal and interest based on a thirty-year amortization schedule.  The fixed interest rate on the new mortgage will be 4.07% per annum.
Set forth in Item 9.01 are audited financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to a majority of the Acquisitions, none of which individually are considered significant within the meaning of Rule 3-14.
Material Factors Considered by the Company:

Boonton Property:

Market and Competition:

Prior to acquiring the Boonton Property, the Company considered general regional and local economic market conditions and the property's competitive posture within that market.

The Boonton Property is a shopping center located in the Town of Boonton, Morris County, New Jersey. The Property contains 63,000 square feet of GLA.  At September 1, 2014 the property was 100% leased to ten tenants whose primary businesses are the sale of retail products, goods and services.

The property is located on Myrtle Avenue, just off of Route 287, in Boonton within Morris County.  The shopping center was constructed in 1999 and features a 49,000 square foot A&P supermarket.  Other tenants include Dunkin Donuts, Chase Bank, Subway, Supercuts and Sprint.  Over 90% of the tenants are national or regional tenants. Within 3 miles, the average household income is nearly $130,000.  There are approximately 45,000 people within 3 miles of the property.  The potential development of new large shopping centers in the surrounding area is limited due to lack of remaining developable land and a complex entitlement process for new development.

Tenants:

The property's largest tenant is A&P, a national grocery retail chain occupying 49,000 square feet (78.8% of the property's GLA).  No other tenant leases more than 2.9% of the property's GLA.

Substantially all of the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the property.

The following is a schedule of lease expirations of the property by year:

	Number of Tenants Whose Lease Expire Each Year	Total Square Footage Expiring Each Year	Minimum Annual Base Rentals	% of Annual Base Rentals (1)

Year:
2014	1	1,100	$34,000	2.5%
2015	-	-	-	-
2016	2	2,500	70,000	5.2%
2017	-	-	-	-
2018	-	-	-	-
Thereafter	7	59,400	1,245,000	92.3%
	10	63,000	$1,349,000	100.0%

(1) Based on 2014 annualized base rents.

Building and Capital Improvements:

The estimated federal tax basis of the property (including land) is approximately $18.35 million. For federal income tax purposes, the property will be depreciated over its estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes on the property are anticipated to be approximately $371,000 for the 2014 tax year.

Property Management:

The Company manages the property directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the Boonton Property that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2013 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

Greenwich Properties:

Market and Competition:

Prior to acquiring the Greenwich Properties, the Company considered general regional and local economic market conditions and the Greenwich Properties' competitive posture within that market.

One of the properties, Cos Cob Plaza ("Cos Cob Plaza"), contains 48,000 square feet of GLA and is a mixed-use property containing approximately 25,000 square feet of retail GLA, 14,000 square feet of office GLA and 9,000 square feet of residential GLA.  The property is located on East Putnam Avenue in Greenwich, Connecticut.  At September 1, 2014, the property was 95.7% leased to thirty-six tenants, including seven retail tenants whose primary businesses are the sale of retail products, goods and services.

The second of the two properties is located on, and just off of, Sound Beach Avenue (the "Sound Beach Property") in the Old Greenwich section of Greenwich, Connecticut.  The property is a mixed-use property containing 40,000 square feet of GLA, which includes 37,000 square feet of retail GLA and 3,000 square feet of office GLA.  At September 1, 2014, the property was 95.1% leased to sixteen tenants, including ten retail tenants whose primary businesses are the sale of retail products, goods and services.

The Greenwich Properties were purchased from a Greenwich based family that had built the properties and held them for many years. There are approximately 71,000 people living within 3 miles of these properties earning an average household income of $165,000.  The potential development of new retail centers along Putnam Avenue and Sound Beach Avenue in Greenwich is limited due to a lack of developable land and a difficult and complex entitlement process for new development.

Tenants:

Cos Cob Plaza's largest tenant is CVS Pharmacy, occupying 16,000 square feet (32% of the property's GLA).  No other tenant accounts for more than 8.1% of the GLA.

The Sound Beach property is anchored by an 18,200 square foot King's Supermarket (45.8% of the property's GLA), other retail tenants include the U.S. Post Office, Dunkin Donuts and a salon.  No other tenant leases more than 13.6% of the property's GLA.

Substantially all the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the property.

The following is a schedule of lease expirations of both the Greenwich Properties by year:

	Number of Tenants Whose Lease Expire Each Year	Total Square Footage Expiring Each Year	Minimum Annual Base Rentals	% of Annual Base Rentals (1)
2014	14	9,000	$266,500	8.3%
2015	17	16,300	536,100	16.8%
2016	7	6,700	265,300	8.3%
2017	4	6,500	213,700	6.7%
2018	3	2,000	119,700	3.7%
Thereafter	8	43,500	1,797,500	56.2%
	53	84,000	$3,198,800	100%

(1) Based on 2014 annualized base rents.

Building and Capital Improvements:

The estimated federal tax basis of the Greenwich Properties (including land) is approximately $47.4 million.  For federal income tax purposes, the Greenwich Properties will be depreciated over their estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes of the Greenwich Properties is approximately $311,000 for the 2014 tax year.

Property Management:

The Company manages the Greenwich Properties directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the Greenwich Properties that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2013 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements
(b)	Pro Forma Financial Information
(c)	Exhibits

23.1                  Consent of Independent Auditor

URSTADT BIDDLE PROPERTIES INC.
TABLE OF CONTENTS

Item 9.01

Financial Statements and Exhibits

(a)	Financial Statements	Page

	Boonton Shopping Center:

	Independent Auditors' Report	7

	Statement of Revenues and Certain Expenses of The Boonton Shopping Center For the Year Ended December 31, 2013 (Audited).	8

	Notes to Statement of Revenues and Certain Expenses of Boonton Shopping Center	9

	Greenwich Properties:

	Independent Auditors' Report	11

	Combined Statement of Revenues and Certain Expenses of the Greenwich Properties For the Year Ended December 31, 2013 (Audited) and For the Six Months Ended June 30, 2014 (Unaudited)	12

	Notes to Combined Statement of Revenues and Certain Expenses of the Greenwich Properties	13

(b)	Pro Forma Financial Information (Unaudited)	15

	Pro Forma Consolidated Balance Sheet as of July 31, 2014	16

	Pro Forma Consolidated Statement of Income For the year ended October 31, 2013	17

	Notes to Unaudited Pro Forma Financial Information	18

	Pro Forma Consolidated Statement of Income For the nine months ended July 31, 2014	20

	Notes to Unaudited Pro Forma Financial Information	21

	Signatures	22

	Exhibit Index	23

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Urstadt Biddle Properties Inc.
Greenwich, Connecticut

We have audited the accompanying financial statement of the property known as Boonton Shopping Center, which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2013, and the related notes to the financial statement.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Boonton Shopping Center's internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Boonton Shopping Center for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Boonton Shopping Center's revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
September 19, 2014

BOONTON SHOPPING CENTER
STATEMENT OF REVENUES AND CERTAIN EXPENSES
 (in thousands)

For the Year Ended December 31, 2013

REVENUES:
Base rents	$1,380
Escalations	466
Miscellaneous	6
1,852

CERTAIN EXPENSES:
Real estate taxes	313
Maintenance and repairs	104
Insurance	18
Utilities	12
General and administrative	36
483

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$1,369

The accompanying notes are an integral part of this financial statement.

BOONTON SHOPPING CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2013

1.	BUSINESS AND ORGANIZATION

The Boonton Shopping Center (the "Property") is a grocery anchored retail property located in Boonton, Morris County, New Jersey.  The Property has an aggregate gross leasable area ("GLA") of approximately 63,000 square feet.

On December 22, 2013, the Property was acquired by Urstadt Biddle Properties Inc., a real estate investment trust, an unaffiliated party (the "Company").

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Statement of Revenues and Certain Expenses ("Historical Summary") has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and certain expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, rental income relating to the allocation of purchase price of the property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Real Estate

Significant improvements to real estate which enhance the value are capitalized as additions to the Property cost basis in the period in which the expenditures are incurred. Repairs and maintenance costs are expensed as incurred. Tenant allowances and improvements are capitalized as additions to the Property's cost basis.

Rental Operations

The Property earns rental income from tenants under leasing arrangements which generally provide for minimum rents and charges to tenants for their pro rata shares of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Base rental income is recorded on a straight-line basis over the terms of the related agreements (including rent holidays). Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued.

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Subsequent Events

The Property has evaluated subsequent events through September 19, 2014, the date on which the Historical Summary was available to be issued.

3.            LEASES

Minimum future rentals on non-cancelable leases which extend for more than one year at December 31, 2013 are as follows:

Year Ending December 31,

2014	$1,349,200
2015	1,326,000
2016	1,302,700
2017	1,281,900
2018	1,382,500
Thereafter	7,053,300
$13,695,600

Minimum rentals above do not include recoveries of operating expenses and real estate taxes, or percentage rents. Such amounts are reflected in the statement of revenues and certain expenses as escalations and percentage rent revenues. The Property's tenant leases generally include tenant related options that can extend the lease terms.

For the year ended December 31, 2013, base rent includes approximately $981,000 (71.1% of total base rents in 2013) received from a tenant who currently occupies 49,000 square feet of space.

Rental income includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $35,000 for the year ended December 31, 2013.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Urstadt Biddle Properties Inc.
Greenwich, Connecticut

We have audited the accompanying combined financial statement of the Greenwich Properties, which is comprised of the combined statement of revenues and certain expenses for the year ended December 31, 2013, and the related notes to the combined financial statement.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on this combined financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement.  The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Greenwich Properties' internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Greenwich Properties for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Greenwich Properties revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
September 19, 2014

GREENWICH PROPERTIES
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
 (in thousands)

	For the Six Month Period Ended June 30, 2014	For the Year Ended December 31, 2013
	(Unaudited)

REVENUES:
Base rents	$1,639	$3,016
Escalations	245	444
Miscellaneous	22	13
	1,906	3,473

CERTAIN EXPENSES:
Real estate taxes	152	301
Maintenance and repairs	206	310
Insurance	36	88
Utilities	80	166
General and administrative	6	13
	480	878

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$1,426	$2,595

The accompanying notes are an integral part of this combined financial statement.

GREENWICH PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2013 (AUDITED)
AND THE SIX MONTHS ENDED JUNE 30, 2014 (UNAUDITED)

1.            BUSINESS AND ORGANIZATION

Cos Cob Plaza and the Sound Beach Property, collectively (the "Properties") are retail properties located in the Town of Greenwich, Fairfield County, Connecticut.  The Properties have an aggregate gross leasable area ("GLA") of approximately 88,000 square feet.

On August 28, 2014, the Properties were acquired by Urstadt Biddle Properties Inc., a real estate investment trust, an unaffiliated party (the "Company").

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Combined Statement of Revenues and Certain Expenses ("Historical Summary") has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and certain expenses of the Properties, exclusive of interest income, interest expense, depreciation and amortization, rental income relating to the allocation of purchase price of the properties to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Properties.

The combined statement of revenues and certain expenses for the six month period ended June 30, 2014 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Real Estate

Significant improvements to real estate which enhance the value are capitalized as additions to the Properties cost basis in the period in which the expenditures are incurred. Repairs and maintenance costs are expensed as incurred. Tenant allowances and improvements are capitalized as additions to the Properties' cost basis.

Rental Operations

The Properties earn rental income from tenants under leasing arrangements which generally provide for minimum rents, and charges to tenants for their pro rata shares of real estate taxes and operating expenses.  Office tenants generally pay their share of real estate taxes only. All leases have been accounted for as operating leases. Base rental income is recorded on a straight-line basis over the terms of the related agreements (including rent holidays). Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued.

Use of Estimates

The preparation of financial statement in conformity with accounting principles generally accepted in the United States of America requires the Properties management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Subsequent Events

The Properties have evaluated subsequent events through September 19, 2014, the date on which the Historical Summary was available to be issued.

3.            LEASES

Minimum future rentals on non-cancelable leases which extend for more than one year at December 31, 2013 are as follows:

Year Ending December 31,

2014	$2,782,000
2015	2,480,000
2016	2,118,000
2017	1,960,000
2018	1,928,000
Thereafter	21,491,000
$32,759,000

Minimum rentals above do not include recoveries of operating expenses and real estate taxes.  Such amounts are reflected in the combined statement of revenues and certain expenses as escalations revenue.  The Properties' leases generally include tenant renewal options that can extend the lease terms.

For the year ended December 31, 2013, base rent includes approximately $998,000 (33.1% of total base rent in 2013) received from a tenant who currently occupies 16,000 square feet of space and $501,000 (16.6% of total base rent in 2013) received from a tenant who currently occupies 18,200 square feet of space.

Rental income includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $122,000 and $70,000 for the year ended December 31, 2013 and six months ended June 30, 2014, respectively.

 ITEM 9.01 (b)                                        PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following pro forma information reflects the acquisition of the Boonton Shopping Center ("Boonton Property") on December 22, 2013 and the acquisition of the two Greenwich mixed-use properties (the "Greenwich Properties") on August 28, 2014 by Urstadt Biddle Properties Inc. (the "Company") (together the "Acquisition Transactions").

The Pro Forma Consolidated Balance Sheet as of July 31, 2014 and the Pro Forma Consolidated Statement of Income for the year ended October 31, 2013 and the nine months ended July 31, 2014 have been prepared to reflect the Acquisition Transactions and the adjustments described in the accompanying notes. The historical financial statements of the properties are for the year ended December 31, 2013 and the nine months ended September 30, 2014.  The pro forma financial information is based on the historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The pro forma consolidated balance sheet was prepared as if the Greenwich Properties acquisition occurred on July 31, 2014.  The pro forma consolidated statements of income for the year ended October 31, 2013 and for the nine month period ended July 31, 2014 were prepared assuming the purchases occurred on November 1, 2012. The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of July 31, 2014 or what the actual results would have been assuming the acquisition transactions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JULY 31, 2014
(UNAUDITED)
(in thousands)

	Company Historical (a)	Pro Forma Adjustments		Company Pro Forma
ASSETS

Real Estate Investments:
Core properties - at cost	$780,353	$47,400	(b)	$827,753
Non-core properties - at cost	-	-		-
	780,353	47,400		827,753
Less: accumulated depreciation	(167,634)	-		(167,634)
	612,719	47,400		660,119
Investments in and advances to unconsolidated joint ventures	39,248	-		39,248
	651,967	47,400		699,367

Cash and cash equivalents	3,291	-		3,291
Restricted cash	2,169	-		2,169
Tenant receivables	22,112	-		22,112
Prepaid expenses and other assets	10,947	-		10,947
Deferred charges, net of accumulated amortization	5,189	-		5,189
Total Assets	$695,675	$47,400		$743,075

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Revolving Credit Line Borrowings	$37,600	$22,900	(b)	$60,500
Mortgage notes payable and other loans	178,953	24,500	(b)	203,453
Accounts payable and accrued expenses	3,474	-		3,474
Deferred compensation - officers	175	-		175
Other liabilities	16,081	-		16,081
Total Liabilities	236,283	47,400		283,683

Redeemable noncontrolling interests	12,188	-		12,188

Commitments and Contingencies

Stockholders' Equity:
7.5% Series D Senior Cumulative Preferred Stock	61,250	-		61,250
7.125% Series F Cumulative Preferred Stock	129,375	-		129,375
Common Stock	92	-		92
Class A Common Stock	236	-		236
Additional paid in capital	370,303	-		370,303
Cumulative distributions in excess of net income	(114,150)	-		(114,150)
Accumulated other comprehensive income	98	-		98
Total Stockholders' Equity	447,204	-		447,204
Total Liabilities and Stockholders' Equity	$695,675	$47,400		$743,075

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated balance sheet.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED OCTOBER 31, 2013
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (a)	Boonton Property (b)	Greenwich Properties (c)	Pro Forma Adjustments		Company Pro Forma
Revenues	$98,368	$1,852	$3,473	$267	(d)	$103,960

Expenses
Property Expenses	32,995	483	878	(57)	(f)	34,299
Interest	9,094	-	-	2,000	(g)	11,094
Depreciation and Amortization	17,769	-	-	1,352	(e)	19,121
General and Administrative	8,211	-		-		8,211
Acquisition Costs	857	-	-	-		857
Directors Fees	337	-	-	-		337
Total Operating Expenses	69,263	483	878	3,295		73,919

Income from continuing operations before discontinued operations	29,105	1,369	2,595	(3,028)		30,041

Discontinued Operations:
Income from discontinued operations	1,308	-	-	-		1,308
Net income	30,413	1,369	2,595	(3,028)		31,349

Net income attributable to noncontrolling interests	(618)	-	-	-		(618)
Income attributable to Urstadt Biddle Properties Inc.	29,795	1,369	2,595	(3,028)		30,731
Preferred Stock Dividends	(14,949)	-	-	-		(14,949)
Redemption of Preferred Stock	(4,233)	-	-	-		(4,233)
Net income to Common and Class A Common Stockholders	$10,613	$1,369	$2,595	$(3,028)		$11,549

Basic Earnings Per Share:
Per Common Share:
Income from continuing operations	$0.28					$0.31
Income from discontinued operations	$0.04					$0.04
Net Income Applicable to Common Stockholders	$0.32					$0.35

Per Class A Common Share:
Income from continuing operations	$0.31					$0.35
Income from discontinued operations	$0.04					$0.04
Net Income Applicable to Class A Common Stockholders	$0.35					$0.39

Diluted Earnings Per Share:
Per Common Share:
Income from continuing operations	$0.27					$0.30
Income from discontinued operations	$0.04					$0.04
Net Income Applicable to Common Stockholders	$0.31					$0.34

Per Class A Common Share:
Income from continuing operations	$0.30					$0.33
Income from discontinued operations	$0.04					$0.04
Net Income Applicable to Class A Common Stockholders	$0.34					$0.37

Weighted Average Shares:
Basic Earnings Per Share
Common Shares	7,543					7,543
Class A Common Shares	23,122					23,122
Diluted Earnings Per Share
Common Shares	8,383					8,383
Class A Common Shares	23,357					23,357

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement of income.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

(a)	Derived from the Company's unaudited financial statements at July 31, 2014.

(b)
Reflects the pro forma acquisition of the Greenwich Properties valued at $47,400,000.  The Company utilized borrowings on its revolving line of credit to fund its equity needed to complete the acquisition of the Greenwich Properties.  The Company currently has a mortgage commitment and intends on placing a $24.5 million secured mortgage financing on the Greenwich Properties in September of 2014, the mortgage has a term of 10 years and requires payments of principal and interest at a fixed rate of 4.07%, for the purpose of this pro-forma the Company will assume the debt financing was in place at November 1, 2012.  The Company utilized its revolving line of credit facility to fund its remaining equity needed to purchase the Greenwich properties.  The Company intends to account for the acquisitions of the Greenwich Properties in accordance with Accounting Standards Codification ("ASC") Section 805 "Business Combinations".  The Company is currently in the process of analyzing the fair value of in-place leases for the Greenwich Properties and, consequently, no value has yet been assigned to the leases. Accordingly, the purchase price allocation is preliminary and may be subject to change. The Company's historical financial statements at July 31, 2014 include all the accounts of the Boonton Property.

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED OCTOBER 31, 2013:

(a)	Derived from the Company's audited financial statements for the year ended October 31, 2013.

(b)	Reflects revenues and operating expenses as reported by Boonton Property for the year ended December 31, 2013.

(c)	Reflects revenues and operating expenses as reported by the Greenwich Properties for the year ended December 31, 2013.

(d)	Reflects the pro forma adjustment to record operating rents on a straight line basis assuming the acquisitions occurred on November 1, 2012 and the removal of any adjustments related to ASC Topic 805 on the Boonton Properties historical financial statements.

(e)	Reflects depreciation expense for the year ended October 31, 2013 for the Boonton Property and the Greenwich Properties based on a 39 year estimated useful life for the properties' building and improvements using a combined cost basis of $52,741,000 (the remaining purchase price is assumed to be allocated to land) as if the properties had been owned for the entire period.

(f)	Reflects adjustment of insurance costs from the Greenwich Properties that will not continue after the purchase.

(g)	Represents recording of interest expense as a result of recording the mortgages assumed on the acquisition of the Boonton Property and the Company's assumption that it will place a new mortgage on the Greenwich Properties in the amount of $24,500,000 that will bear interest at the fixed rate of 4.05% per annum. In addition, the amount includes interest on borrowings on the Company's revolving credit facility for its equity in the Boonton Property and the difference between the Greenwich Properties purchase price and the proposed new mortgage on the Greenwich properties.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED JULY 31, 2014
(UNAUDITED)
(in thousands, except per share data)
	Company Historical (a)	Boonton Property (b)	Greenwich Properties (c)	Pro Forma Adjustments		Company Pro Forma
Revenues	$77,276	$309	$2,859	$41	(d)	$80,485

Expenses
Property Expenses	27,485	80	721	(4)	(f)	28,282
Interest	7,611	-	-	1,179	(g)	8,790
Depreciation and Amortization	14,196	-	-	793	(e)	14,989
General and Administrative	6,074	-	-	-		6,074
Provision for tenant credit losses	594	-	-	-		594
Acquisition Costs	476	-	-	-		476
Directors Fees	243	-	-	-		243
Total Operating Expenses	56,679	80	721	1,968		59,448

Income from continuing operations before discontinued operations	20,597	229	2,138	(1,927)		21,037
Discontinued Operations:
Income from discontinued operations	141	-	-	-		141
Gain on sale of properties	12,525	-	-	-		12,525
Income from discontinued operations	12,666	-	-	-		12,666
Net income	33,263	229	2,138	(1,927)		33,703
Noncontrolling interests:
Net income attributable to noncontrolling interests	(455)	-	-	-		(455)
Income attributable to Urstadt Biddle Properties Inc.	32,808	229	2,138	(1,927)		33,248
Preferred Stock Dividends	(10,359)	-	-	-		(10,359)
Redemption of Preferred Stock	-	-	-	-		-
Net Income Applicable to Common
and Class A Common Stockholders	$22,449	$229	$2,138	$(1,927)		$22,889

Basic Earnings Per Share:
Per Common Share:
Income from continuing operations	$0.29					$0.31
Income from discontinued operations	$0.37					$0.37
Net Income Applicable to Common Stockholders	$0.66					$0.68

Per Class A Common Share:
Income from continuing operations	$0.32					$0.34
Income from discontinued operations	$0.42					$0.42
Net Income Applicable to Class A Common Stockholders	$0.74					$0.76

Diluted Earnings Per Share:
Per Common Share:
Income from continuing operations	$0.28					$0.29
Income from discontinued operations	$0.37					$0.37
Net Income Applicable to Common Stockholders	$0.65					$0.66

Per Class A Common Share:
Income from continuing operations	$0.31					$0.33
Income from discontinued operations	$0.41					$0.41
Net Income Applicable to Class A Common Stockholders	$0.72					$0.74

Weighted Average Shares:
Basic Earnings Per Share
Common Shares	7,800					7,800
Class A Common Shares	23,207					23,207
Diluted Earnings Per Share
Common Shares	8,497					8,497
Class A Common Shares	23,412					23,412

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement of income.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED JULY 31, 2014:

(a)	Derived from the Company's unaudited financial statements for the nine months ended July 31, 2014.

(b)	Includes two months revenues and operating expenses as reported by Boonton Property for the two month period ended December 31, 2013 for the purpose of inclusion in the Company's nine month pro-forma operating results for the nine months ended July 31, 2014.

(c)	Based on nine months of revenues and operating expenses as reported by the Greenwich Properties for the period ended September 30, 2014 for the purpose of inclusion in the Company's nine month pro-forma operating results for the nine months ended July 31, 2014.

(d)	Reflects the pro forma adjustment to record operating rents on a straight line basis assuming the acquisitions occurred on November 1, 2012.

(e)	Reflects depreciation expense for the nine month period ended July 31, 2014 for the Greenwich Properties based on a 39 year estimated useful life for the property's building and improvements using a basis of $37,920,000 (the remaining purchase price is assumed to be allocated to land) as if the Greenwich Properties had been owned for the entire period. This adjustment also reflects depreciation expense for the two month period ended December 31, 2013 based on a 39 year estimated useful life for the Boonton Property's building and improvements using a basis of $14,821,000 (the remaining purchase price is assumed to be allocated to land). The proforma adjustment of $793,000 does not include depreciation expense on the Boonton Property for the period January to July 2014 as depreciation covering that period is included in The Company's historical numbers for the nine months ended July 31, 2014.

(f)	Reflects adjustment of insurance costs from the Greenwich Properties that will not continue after the purchase.

(g)	Represents recording of interest expense on the Greenwich Properties in the amount of $1,088,000 for the period November 1, 2013 to July 31, 2014, calculated assuming the Company places a $24,500,000 mortgage on the property on November 1, 2012 and also borrowed $22,900,000 on its unsecured revolving credit facility to fund its remaining equity needed to purchase the property. In addition, the amount represents interest expense for the two months ended December 31, 2013 relating to the existing $7.8 million mortgage on the Boonton Property and also includes the interest expense on the unsecured line of credit borrowing the Company made to fund its remaining $10.5 million equity needed to purchase the property. The remaining seven months of Boonton Property interest covering the period January 1, 2014-July 31, 2014 is included in the Company's nine-month historical amounts included above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2014	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit No	Description
23.1	Consent of Independent Auditor